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                                                 EXHIBIT 99.5 - INCOME STATEMENT

                                                                      FORM OPR-5
CASE NAME: AEROVOX, INC.
CASE NUMBER: 01-14680 JNF

                               INCOME STATEMENT
                        FOR MONTH ENDED: JUNE 30, 2001

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
                                                                                                                            FILING
                                  MONTH           MONTH           MONTH             MONTH                MONTH              TO DATE
                             June 7-30, 2001  July 29, 2001  August 25, 2001  September 29, 2001   October 27, 2001
                             ---------------  -------------  ---------------  ------------------   ----------------      -----------

NET REVENUE (INCOME)          $6,069,526                                                                                 $6,069,526
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

COST OF GOODS SOLD:

   Materials                   3,534,267                                                                                  3,534,267
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

   Labor                         576,110                                                                                    576,110
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

   Manufacturing Overhead      1,136,205                                                                                  1,136,205
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

    COST OF GOODS SOLD AT
     STANDARD                  5,246,582                  0                0                   0                  0       5,246,582
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

   Variances (favorable)
    /unfavorable                  89,825                                                                                     89,825
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

    ACTUAL COST OF GOODS SOLD  5,336,407                  0                0                   0                  0       5,336,407
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

GROSS PROFIT                     733,118                  0                0                   0                  0         733,118
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

OPERATING EXPENSES:

   Selling and Marketing         110,700                                                                                    110,700
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

   R & D and Product Services     81,407                                                                                     81,407
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

   General and Administrative    209,932                                                                                    209,932
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

    TOTAL OPERATING EXPENSES     402,039                  0                0                   0                  0         402,039
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES, OR
 EXTRAORDINARY EXPENSES       $  331,079                $ 0              $ 0                 $ 0                $ 0        $331,079
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

INTEREST EXPENSE                 129,927                                                                                    129,927
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

DEPRECIATION                     307,781                                                                                    307,781
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

INCOME TAX EXPENSE (BENEFIT)           0                                                                                          0
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

OTHER INCOME (EXPENSE)           256,848                                                                                    256,848
                              ----------      -------------  ---------------  ------------------  -----------------      ----------

    NET INCOME (LOSS)         $  150,219                $ 0              $ 0                 $ 0                $ 0        $150,219
                              ----------      -------------  ---------------  ------------------  -----------------      ----------
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